                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 14, 2005
                                                --------------------------------

                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                333-121559               56-193-0085
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(State or other jurisdiction   (Commission File No.)        (IRS Employer
     of incorporation)                                   Identification No.)

214 North Tryon Street, Charlotte, North Carolina                 28255
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      (Address of principal executive offices)                  (Zip Code)

Registrant's Telephone Number, including area code  (704) 386-2400
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

      On June 30, 2005, the Registrant caused the issuance and sale of approximately $1,082,066,100 initial aggregate principal amount of publicly-issued Mortgage Pass-Through Certificates, Series 2005-D (the
"Certificates"). Set forth below are certain credit score characteristics regarding the Mortgage Loans underlying the Certificates:

CREDIT SCORES OF MORTGAGORS(1)

                                              AGGREGATE
                                               STATED
                                              PRINCIPAL
                       NUMBER                BALANCE AS          % OF GROUP
                      OF GROUP                   OF             CUT-OFF DATE
CREDIT SCORES OF      MORTGAGE                 CUT-OFF         POOL PRINCIPAL
MORTGAGORS              LOANS                   DATE               BALANCE
801 - 850                 140         $      82,762,049.13           7.61%
751 - 800                 737               486,960,067.61          44.80
701 - 750                 492               331,030,425.77          30.45
651 - 700                 233               155,815,923.03          14.34
601 - 650                  45                27,033,267.74           2.49
551 - 600                   6                 2,989,727.77           0.28
= 0                         1                   366,550.71           0.03
TOTAL:                  1,654         $   1,086,958,011.76         100.00%

      (1) The scores shown are Bureau Credit Scores from Experian (FICO),
Equifax (Beacon) and TransUnion (Empirica).

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BANC OF AMERICA FUNDING CORPORATION

July 14, 2005

                                    By: /s/ Scott Evans
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                                    Name:  Scott Evans
                                    Title: Senior Vice President

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